FISCAL THIRD QUARTER 2017 FINANCIAL RESULTS July 20, 2017

SAFE HARBOR & FAIR DISCLOSURE STATEMENT 2 Any statements made during our call today and information included in the supporting material that is not historical in nature, such as statements in the future tense and statements that include "believe," "expect," "intend," "plan," "anticipate," and similar terms and concepts, are forward-looking statements. Forward-looking statements are not guarantees since there are inherent difficulties in predicting future results, and actual results could differ materially from those expressed or implied in the forward-looking statements. For a list of factors that could cause actual results to differ materially from those discussed, please refer to the Company’s periodic SEC filings, particularly the risk factors in our Form 10-K filing for the fiscal year ended October 1, 2016, and the Safe Harbor and Fair Disclosure statement in yesterday’s press release. Plexus provides non-GAAP supplemental information, such as ROIC, Economic Return, and free cash flow, because those measures are used for internal management goals and decision making, and because they provide additional insight into financial performance. In addition, management uses these and other non-GAAP measures, such as adjusted net income and adjusted operating margin, to provide a better understanding of core performance for purposes of period-to-period comparisons. For a full reconciliation of non-GAAP supplemental information please refer to yesterday’s press release and our periodic SEC filings.

FISCAL THIRD QUARTER RESULTS 3 Q3F17 Jul 1, 2017 Q3F17 Guidance Apr 19, 2017 Q2F17 Apr 1,2017 Revenue ($ millions) $619 $595 to $625 $604 Diluted EPS $0.74 $0.68 to $0.76 $0.84 ROIC 16.1% 16.8% • I/C, COMM and D/S/A all exceeded expectations • HC/LS, I/C and D/S/A revenue increased sequentially • Fifth consecutive quarter at or above target operating margin range (4.7% to 5.0%) • ROIC of 16.1%; 560 bps of Economic Return

FISCAL FOURTH QUARTER 4 Q4F17 Guidance Revenue $660 to $700 million GAAP Diluted EPS $0.77 to $0.87 Includes $0.13 stock-based compensation expense Midpoint of revenue guidance suggests significant sequential growth • Ramping new programs across multiple sectors • Potential record revenue quarter • Expect sequential growth in HC/LS, COMM and D/S/A sectors Midpoint of EPS guidance implies continued strong operating margin

ENGINEERING SOLUTIONS EXPANSION 5 Relocated Plexus’ flagship Neenah Design Center • New state-of-the-art facility near Plexus’ Global Headquarters • Capacity for additional 100+ engineers Opened Guadalajara Design Center • Located within Guadalajara manufacturing facility • Plexus’ first design center in Mexico • Will offer full suite of product development and commercialization capabilities Plexus’ 8th Global Design Center

ADDITIONAL HIGHLIGHTS • Record Net Promoter Survey score – Overall NPS of 84% – Result highlights our focus on delivering Operational Excellence and Customer Service Excellence • Delivered Operating Margin of 4.8% – Fifth consecutive quarter at or above target operating margin range of 4.7% to 5.0% – Expect record operating profit in fiscal 2017 • Return on Invested Capital of 16.1% – Economic Return 560 basis points above WACC – Represents 360 basis point improvement from Q3F16 • Accelerating manufacturing wins momentum – $220M wins within quarter – Trailing four quarter wins ratio of 33% – Significant Aftermarket Services win – Major business expansion in Europe • Robust $2.8B funnel of qualified manufacturing opportunities • Retained Earnings exceeds $1B – Strategy delivers long-term shareholder value • Fiscal 2018 Annual Operating Plan – Continued strong operating performance – Anticipate meaningful revenue growth 6

PERFORMANCE BY SECTOR 7 Q3F17 Jul 1, 2017 Q2F17 Apr 1, 2017 Q3F17 vs. Q2F17 Q4F17 Expectations (percentage points) Healthcare/ Life Sciences $210 34% $205 34% + 2% Up mid single Industrial/ Commercial $201 32% $192 32% + 5% Down mid single Communications $99 16% $108 18% - 9% Up ~50% Defense/ Security/ Aerospace $109 18% $99 16% + 10% Up mid single Total Revenue $619 100% $604 100% + 2% Revenue in millions

MANUFACTURING WINS BY REGION 8 • $220M in annualized manufacturing revenue when fully ramped (32 programs) • Fourth consecutive quarter with wins greater than $200M • Highest quarterly wins total in three years • Substantial wins in the EMEA region $87M $66M $67M Q3F17 AMER APAC EMEA Wins Momentum = TFQ Wins / TFQ Revenue

MANUFACTURING WINS BY SECTOR • Significant wins in D/S/A with continued strength in HC/LS and I/C • Sector wins support healthy portfolio $57M $60M $26M $77M Q3F17 HC/LS I/C COMM D/S/A 9

10 0% 5% 10% 15% 20% 25% 30% 35% 40% 45% 50% $0 $100 $200 $300 $400 $500 $600 $700 $800 $900 $1,000 Q3F15 Q4F15 Q1F16 Q2F16 Q3F16 Q4F16 Q1F17 Q2F17 Q3F17 % o f TFQ S al es N ew W in s $ M TFQ Wins TFQ Wins % of TFQ Sales New Wins Goal 25% MANUFACTURING WINS MOMENTUM Quarterly Target: ~ $160M Trailing Four Quarters (TFQ) for Manufacturing Wins TFQ $839M

MANUFACTURING FUNNEL • Manufacturing funnel remains robust at $2.8B • HC/LS and I/C funnels consistently strong • Supports the delivery of our differentiated portfolio 11

OPERATING PERFORMANCE Focused on exceptional operating results while growing revenue 12 Operating Margin Target Range: 4.7% to 5.0% * Represents midpoint of guidance 0.0% 1.0% 2.0% 3.0% 4.0% 5.0% 6.0% Q3F15 Q4F15 Q1F16 Q2F16 Q3F16 Q4F16 Q1F17 Q2F17 Q3F17 Q4F17*

INCOME STATEMENT 13 Q3F17 Comments Revenue $619 million Near upper end of guidance range of $595 to $625 million driven by strength in three of four market sectors Gross margin 9.9% Slightly below guidance range of 10.0% to 10.3% Selling & administrative expenses $31.7 million In-line with guidance range of $31 to $32 million Operating margin 4.8% Within guidance range of 4.8% to 5.2% Diluted EPS $0.74 Above mid-point of guidance range of $0.68 to $0.76

BALANCE SHEET AND CASH FLOWS 14 Q3F17 Comments Return on invested capital 16.1% 560 basis points above fiscal 2017 WACC of 10.5% Share repurchases $10 million ~190,000 at an average price of $52.40 per share Free cash flow $6.5 million Cash from operations: $16.3 million Capital expenditures: $9.8 million Cash cycle days 76 days Within guidance range of 73 to 77 days

WORKING CAPITAL TRENDS 15 Q3F15 Q4F15 Q1F16 Q2F16 Q3F16 Q4F16 Q1F17 Q2F17 Q3F17 Inventory Days 88 85 88 91 87 87 90 103 107 A/R Days 48 53 53 48 51 58 49 48 47 A/P Days 62 60 59 62 62 61 60 64 65 Customer Deposit Days 12 12 11 11 13 13 13 14 13 Net Cash Cycle Days 62 66 71 66 63 71 66 73 76

FISCAL FOURTH QUARTER 2017 GUIDANCE 16 Guidance Revenue $660 to $700 million GAAP diluted EPS $0.77 to $0.87 Gross margin 9.4% to 9.8% SG&A $31.5 to $32.5 million Operating margin 4.7% to 5.1% Depreciation ~$11 million Q4 tax rate F17 tax rate 8% to 9% 8% to 9% Cash cycle days 69 to 73 days F17 capital expenditures $45 to $50 million

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